EXHIBIT 10

CONSENT AND FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED LOAN AGREEMENT

THIS CONSENT AND FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN

AGREEMENT, dated as of the 18th day of July, 2003 (this “Amendment”), is made by and among AMERICAN TOWER CORPORATION, a Delaware corporation (the “Parent”), AMERICAN TOWER, L.P., a Delaware limited partnership (“AT LP”), AMERICAN TOWERS, INC., a Delaware corporation (“AT Inc.”), TOWERSITES MONITORING, INC., a Delaware corporation (“Towersites”), AMERICAN TOWER, LLC, a Delaware limited liability company (“AT LLC”) and AMERICAN TOWER INTERNATIONAL, INC., a Delaware corporation (collectively, with AT LP, AT Inc., Towersites and AT LLC, the “Borrowers”), VERESTAR, INC., a Delaware corporation (“Verestar”), THE FINANCIAL INSTITUTIONS SIGNATORIES HERETO and TORONTO DOMINION (TEXAS), INC., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, Verestar, the Lenders (as defined therein), the Issuing Bank (as defined therein) and the Administrative Agent are all parties to that certain Second Amended and Restated Loan Agreement dated as of February 21, 2003 (as hereafter amended, modified, restated and supplemented from time to time, the “Loan Agreement”); and

WHEREAS, the Borrowers have requested amendments to certain provisions of the Loan Agreement, and, subject to the terms and conditions set forth herein, the Lenders are willing to amend certain provisions of the Loan Agreement as more specifically set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that all capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Loan Agreement, and further hereby agree as follows:

1.    Consent. The Borrowers have informed the Administrative Agent and the Lenders that the Parent intends to sell at least ninety percent (90%) of the ownership interests of Verestar (the “Verestar Sale”). Furthermore, the Borrowers have informed the Administrative Agent and the Lenders that the potential purchasers of such ownership interests in Verestar may make loans to Verestar for operating expenses prior to the consummation of the Verestar Sale, which loans shall be secured by a first priority security interest in the assets of the Verestar Entities. In connection therewith and pursuant to the request of the Borrowers, the Lenders hereby agree that, notwithstanding anything to the contrary in this Amendment, the Loan Agreement, Sections 2, 3, and 4 of the Seventh Amendment to the Prior Loan Agreement or any other Loan Document, the guaranties provided by the Verestar Entities in favor of the Administrative Agent for the benefit of the Lenders (including, without limitation, the Verestar Guaranty (as defined in Section 8(b) hereof), the Verestar Subsidiary Guaranties (as defined in

Section 8(e) hereof), Sections 2, 3 and 4 of the Seventh Amendment to the Prior Loan Agreement and Section 11.20 of the Loan Agreement) and the Liens on the assets of the Verestar Entities (other than the Liens on the ownership interests of Verestar held by the Parent) in favor of the Administrative Agent for the benefit of the Lenders (including, without limitation, the Liens created pursuant to the Pledge Agreement dated February 6, 2000 executed by Verestar (as amended or modified, the “Verestar Pledge Agreement”), the Security Agreement dated January 6, 2000 executed by Verestar (as amended or modified, the “Verestar Security Agreement”) and the Subsidiary Security Agreement dated October 17, 2002 executed by Verestar International, Inc. (as amended or modified, the “Verestar International Security Agreement”) and any obligations of any Verestar Entity thereunder) shall be released (and the Verestar Guaranty, the Verestar Subsidiary Guaranties, the Verestar Pledge Agreement, the Verestar Security Agreement and the Verestar International Security Agreement shall terminate) upon receipt by the Administrative Agent of evidence reasonably satisfactory to the Administrative Agent of receipt by Verestar of the proceeds of such advances from the purchasers and repayment of any loans from the Borrowers to the Verestar Entities. Furthermore, notwithstanding Sections 2, 3 and 4 of the Seventh Amendment to the Prior Loan Agreement and Section 11.20 of the Loan Agreement, the Lenders hereby (a) consent to the incurrence by Verestar of the Indebtedness in connection with such purchaser advances (and advances after the date hereof) and (b) upon receipt by the Administrative Agent of evidence of the consummation of the Verestar Sale on terms and conditions reasonably satisfactory to the Administrative Agent, release the Verestar Entities from their remaining obligations under Sections 2, 3, and 4 of the Seventh Amendment to the Prior Loan Agreement and Section 11.20 of the Loan Agreement, Verestar Entities. For the avoidance of doubt, the second and third to last sentences of Section 3(a) of the Seventh Amendment to the Prior Loan Agreement shall continue to apply solely with respect to the sale of ownership interests of Verestar held by the Parent and the Parent Pledge Agreement (and references therein to stock and Capital Stock shall be deemed to include stock or Capital Stock or any other type of ownership interest into which such stock or Capital Stock is converted).

2.    Amendments to Loan Agreement.

(a)    Amendments to Article 1. Section 1.1 of the Loan Agreement, Definitions, is hereby amended by inserting the following new definitions of “First Amendment” and “Trigger Event” in proper alphabetical order:

“‘First Amendment’ shall mean that certain Consent and First Amendment to this Agreement dated as of July 18, 2003 by and among the Borrowers, the Parent, Verestar, Inc., the Lenders party thereto and the Administrative Agent.”

“‘Trigger Event’ shall mean the occurrence of any of the following events: (i) an acceleration of the Notes as provided in Section 8.2(a) or (b) hereof, (ii) an Event of Default under Section 8.1(b) hereof, (iii) an Event of Default under Section 8.1(j)(i) hereof in respect of any other Indebtedness of the Parent, any Borrower or any of the Restricted Subsidiaries in an aggregate principal amount exceeding $100,000,000.00, or (iv) the receipt of notice from or on behalf of the holders of any other Indebtedness of the Parent, any Borrower or any of the Restricted Subsidiaries in an aggregate principal amount exceeding $100,000,000.00 that there has occurred an event or condition of the type specified in Section 8.1(j)(ii) hereof, which notice is sufficient to constitute a valid notice of default under the documentation in respect of such Indebtedness.”

(b)    Amendment to Section 2.5(d). Section 2.5(d) of the Loan Agreement, Mandatory Commitment Reductions, Reduction from Sale of Debt Instruments, is hereby amended by deleting the reference to “Section 2.7(b)(v)” therein and substituting in lieu thereof “Section 2.7(b)(v)(A).”

(c)    Amendments to Section 2.7(b)(v).

(i)    Section 2.7(b)(v) of the Loan Agreement, Prepayments and Repayments, Sale of Debt Instruments, is hereby amended by inserting “(A)” after “(v) Sale of Debt Instruments” and by deleting each reference to “Section 2.7(b)(v)” therein and substituting in lieu thereof “Section 2.7(b)(v)(A).”

(ii)    Section 2.7(b)(v) of the Loan Agreement, Prepayments and Repayments, Sale of Debt Instruments, is hereby further amended by inserting the following new Section 2.7(b)(v)(B) at the end of Section 2.7(b)(v):

“(B)    Other Indebtedness. From July 18, 2003 through the date on which the Parent issues in the aggregate (when added to prior issuances under Section 8.1(p)(ix) hereunder) $200,000,000.00 of Indebtedness under Section 8.1(p)(ix) hereof, no later than the fifth (5th) Business Day following the issuance of any such Indebtedness, the Borrowers shall make a repayment of the Loans in an amount equal to fifty percent (50%) of the net cash proceeds of such Indebtedness which amount shall be applied to the Loans and the Revolving Loan Commitment on a pro rata basis based upon the Term Loan A Loans and the Term Loan B Loans then outstanding and the Revolving Loan Commitment in effect on such date (amounts applied to reduce the Revolving Loan Commitment shall permanently reduce the Revolving Loan Commitment and the Borrowers shall repay the Revolving Loans then outstanding by a corresponding amount), which reductions shall be applied to the remaining commitment reductions in direct order of maturity and amounts applied to the Term Loan A Loans and the Term Loan B Loans shall be applied to the remaining repayments for such Loans on a pro rata basis; provided, however, the Borrowers shall be required to give the Lenders holding Term Loan B Loans notice of such repayment no later than four (4) Business Days prior to the date of such repayment and such Lenders, in their sole discretion, may reject any such repayment and shall be deemed to have rejected such repayment unless they deliver to the Administrative Agent on or prior to the second Business Day immediately preceding such repayment a written notice electing to receive such repayment (any such amounts so rejected shall be applied pro rata to the Loans and the Revolving Loan Commitment in accordance with the preceding provisions of this Section 2.7(b)(v)(B) (without taking into account the Term Loan B Loans of any Lender or Lenders that so rejected repayment)). From and after the date on which the Parent issues $200,000,000.00 of Indebtedness under Section 8.1(p)(ix) hereof, to the extent that the Parent issues any Indebtedness in excess of $200,000,000.00 pursuant to Section 8.1(p)(ix) hereof, the net cash proceeds of which are used to repay the Loans, such repayments shall be used to permanently repay the Loans and reduce the Revolving Loan Commitment on a pro rata basis based upon the Term Loan A Loans and the Term Loan B Loans then outstanding and the Revolving Loan Commitment in effect on such date (amounts applied to reduce the Revolving Loan Commitment shall permanently reduce the Revolving Loan Commitment and the Borrowers shall repay the Revolving Loans then outstanding by a corresponding amount), which reductions shall be applied to the remaining commitment reductions on a pro rata basis and amounts applied to the Term Loan A Loans and the Term Loan B Loans shall be applied to the remaining repayments for such Loans on a pro rata basis.”

(d)    Amendments to Article 7.

(i)    Amendments to Section 7.6(f). Section 7.6(f) of the Loan Agreement, Investments and Acquisitions, is hereby further amended by deleting such section in its entirety and substituting in lieu thereof the following:

“(f)    all Investments made by the Borrowers and their Subsidiaries in the Verestar Entities on or prior to October 18, 2002; provided, that after October 18, 2002, so long as no Default then exists or would be caused thereby, the Borrowers and their Subsidiaries may make secured loans (but not investments) in an aggregate amount, together with any distributions made to the Parent pursuant to Section 7.7(f) hereof, at any one time outstanding not to exceed $25,000,000.00 to one or more Verestar Entities so long as the notes evidencing such loans are pledged to the Administrative Agent as Collateral. Notwithstanding the foregoing, the Borrowers shall not, and shall not permit their Subsidiaries to, make further Investments in the Verestar Entities after the execution of the purchase agreement for the Verestar Sale (as defined in the First Amendment) other than through the proceeds of distributions to the Parent permitted pursuant to Section 7.7(f) hereof.”

(ii)    Amendment to Section 7.7.    Section 7.7 of the Loan Agreement, Restricted Payments, is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

“Section 7.7    Restricted Payments. The Borrowers shall not, and shall not permit any of the Restricted Subsidiaries to, directly or indirectly declare or make any Restricted Payment; provided, however, that so long as no Default or Event of Default hereunder then exists or would be caused thereby, the Borrowers may make, (a) subject to Section 2.7(b)(iv) hereof, cash distributions in an aggregate amount for all Borrowers not to exceed fifty percent (50%) of Excess Cash Flow for the immediately preceding calendar year, on or after April 15th of each calendar year commencing on April 15, 2004; (b) distributions to the Parent to make scheduled principal and interest payments on the Convertible Notes and the Senior Notes due 2009 and any refinancings thereof that would not cause a Default under Section 8.1(p) hereof; (c) on or prior to June 30, 2004, distributions to the Parent to pay, repurchase, redeem or otherwise retire all or any portion of the Parent’s 2.25% Convertible Notes due 2009; provided that (i) the amount of any such distributions shall be no greater than the face amount of the Parent’s 2.25% Convertible Notes due 2009 plus accrued interest thereon and (ii) such distributions may only be made to the extent that funds are available therefor in the Proceeds Account; (d) on or prior to June 30, 2004, distributions to the Parent to enable the Parent to pay, repurchase, redeem or otherwise retire all or any portion of the Convertible Notes (other than the Parent’s 2.25% Convertible Notes due 2009) and the Senior Notes due 2009; provided that any payment, repurchase, redemption or other retirement of the Convertible Notes (other than the Parent’s 2.25% Convertible Notes due 2009) and the Senior Notes due 2009 shall be at a price no greater than 103% of the face amount thereof plus accrued interest thereon; provided further that any distributions made pursuant to this Section 7.7(d) (x) shall not exceed $217,000,000.00 minus any Restricted Payments made pursuant to Section 7.7(c) hereof and this Section 7.7(d) minus the amount (if any) necessary to satisfy any obligation of the Parent to repurchase the Parent’s 2.25% Convertible Notes due 2009 in full as of October 22, 2003, and (y) may only be made to the extent that funds are available therefor in the Proceeds Account; (e) distributions to the Parent to make scheduled principal and interest payments on the Indebtedness permitted under Section 8.1(p)(ix) hereof; and (f) distributions to the Parent to make payments in an aggregate amount not to exceed $10,000,000.00 (which amounts shall be deemed to be Investments for the purposes of Section 7.6(f) hereof) in satisfaction of the Guaranties of the Parent of the obligations of the Verestar Entities set forth on Schedule 1 attached to the First Amendment.”

(e)    Amendments to Article 8.

(i)    Amendment to Section 8.1(p). Section 8.1(p) of the Loan Agreement, Events of Default, is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

“(p)    the Parent shall incur or permit to remain outstanding any Indebtedness for Money Borrowed other than (i) the Convertible Notes, (ii) the Senior Notes due 2009, (iii) any refinancing of the foregoing the net cash proceeds of which do not exceed the outstanding principal amount of the Indebtedness being refinanced on the date of such refinancing and otherwise having terms no less favorable in any material respect to the Lenders than the Indebtedness being refinanced, (iv) that certain Guaranty Agreement dated as of February 10, 2000 made by the Parent in favor of TV Azteca and Television Azteca, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of Mexico, (v) that certain Guaranty dated November 30, 1999 made by the Parent in favor of ICG Holdings, (vi) that certain guaranty made by the Parent of the Indebtedness under the 2003 Senior Subordinated Discount Notes, (vii) any guaranty by the Parent of the Obligations, (viii) Indebtedness under any permitted refinancing of the 2003 Senior Subordinated Discount Notes and (ix) (A) subject to compliance with Section 2.7(b)(v)(B) hereof, additional Indebtedness provided that (1) such Indebtedness shall have terms no less favorable in any material respect to the Lenders than the Indebtedness described in clauses (i) or (ii) hereof, (2) except to the extent applied pursuant to Section 2.7(b)(v)(B) hereof or promptly used to refinance Indebtedness of the Parent, the net proceeds of such Indebtedness shall be held in a blocked account on which the Administrative Agent shall have a Lien for the benefit of the Lenders and shall be used solely to refinance Indebtedness of the Parent or the Loans, and (3) any portion of the net proceeds of such Indebtedness which is in the blocked account on the earlier of (i) the date set forth in a notice delivered by the Borrowers to the Administrative Agent within five (5) Business Days after the date of the incurrence of such Indebtedness (which date in no event shall extend beyond the sixtieth (60th) day following the incurrence of such Indebtedness) and (ii) the occurrence of a Trigger Event shall be paid to the Administrative Agent and applied to the Loans as required by Section 2.7(b)(v)(B) hereof (and shall be treated as an equity contribution to the Borrowers), and (B) any refinancing of the foregoing the net cash proceeds of which do not exceed the outstanding principal amount of the Indebtedness being refinanced on the date of such refinancing and otherwise having terms no less favorable in any material respect to the Lenders than the Indebtedness being refinanced;”

(ii)    Amendment to Section 8.1(q). Section 8.1(q) of the Loan Agreement, Events of Default, is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

“(q)    the Parent shall sell or issue any Capital Stock (other than net proceeds in an amount not to exceed $2,000,000.00 in the aggregate after January 6, 2000 from the sale of securities in connection with any employee stock option plan of the Parent or any of its Subsidiaries), the net cash proceeds of which are not contributed as equity to the Borrowers, other than Capital Stock issued in connection with an Acquisition permitted hereunder; provided that the foregoing shall not apply to the sale or issuance of any Capital Stock by the Parent if (A) the net cash proceeds of such issuance are deposited into and held in a blocked account on which the Administrative Agent shall have a Lien for the benefit of the Lenders, (B) the net cash proceeds thereof are used within twelve months of the date of such issuance to repay any outstanding Indebtedness of the Parent or the Borrowers and (C) any unused net cash proceeds on the first Business Day twelve months after such sale or issuance are contributed as equity to the Borrowers.”

3.    No Other Amendments. Except for the amendments set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No amendment, waiver or consent by the Administrative Agent, the Issuing Bank or the Lenders under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent, the Issuing Bank and the Lenders expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendments agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent, the Issuing Bank and the Lenders at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent, the Issuing Bank, the Lenders or the Majority Lenders to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

4.    Conditions Precedent. The effectiveness of this Amendment is subject to:

(a)    receipt by the Administrative Agent of duly executed signature pages to this Amendment from the Majority Lenders; and

(b)    the representations and warranties contained in Article 4 of the Loan Agreement and contained in the other Loan Documents remaining true and correct as of the date hereof, both before and after giving effect to this Amendment, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement or such other Loan Document, as applicable, or to the extent relating specifically to the earlier date. No Default or Event of Default now exists or will be caused hereby.

5.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

6.     Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

7.     Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

8.    Verestar Entities’ Acknowledgement.

(a)    The Parent, the Borrowers and Verestar hereby represent and warrant that there are no obligations of Verestar with respect to which any of the Parent or the Borrowers are obligors or guarantors as of the date hereof except as disclosed on Schedule 1 attached hereto. The Majority Lenders hereby acknowledge and agree that the guaranties existing as of the date hereof set forth on Schedule 1 attached hereto shall constitute permitted Guaranties under the Loan Agreement.

(b)    Verestar hereby confirms that the Borrower’s Guaranty dated as of March 26, 2001 to which Verestar is a party (the “Verestar Guaranty”) will, subject to the terms and conditions hereof, continue to guarantee to the fullest extent possible in accordance with the Verestar Guaranty the payment and performance of all “Guarantied Obligations” under the Verestar Guaranty, including without limitation the payment and performance of all Obligations of the Borrowers now or hereafter existing under or in respect of the Loan Agreement and the Notes defined therein.

(c)    Verestar acknowledges and agrees that the Verestar Guaranty and any other Loan Documents to which it is a party or otherwise bound shall, subject to the terms and conditions hereof, continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, and shall not be impaired or limited by the execution or effectiveness of this Amendment. Verestar represents and warrants that all representations and warranties contained in the Loan Agreement, this Amendment, the Verestar Guaranty and any other Loan Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

(d)    Verestar acknowledges and agrees that nothing in the Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of Verestar to any future amendments to the Loan Agreement.

(e)    Each of Verestar International, Inc. and Verestar Networks, Inc. are collectively referred to herein as the “Verestar Subsidiary Guarantors”, and the Subsidiary Guaranties executed by the Verestar Subsidiary Guarantors are collectively referred to herein as the “Verestar Subsidiary Guaranties”.

(f)    Each Verestar Subsidiary Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Loan Agreement and this Amendment. Each Verestar Subsidiary Guarantor hereby confirms that the Verestar Subsidiary Guaranty to which it is a party or otherwise bound will, subject to the terms and conditions hereof, continue to guarantee, as the case may be, to the fullest extent possible in accordance with such Verestar Subsidiary Guaranty the payment and performance of all “Guarantied Obligations” under each of the Verestar Subsidiary Guaranties, as the case may be (in each case as such term is defined in the applicable Verestar Subsidiary Guaranty), including without limitation the payment and performance of all Obligations of the Borrowers now or hereafter existing under or in respect of the Loan Agreement and the Notes defined therein.

(g)    Each Verestar Subsidiary Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall, subject to the terms and conditions hereof, continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Verestar Subsidiary Guarantor represents and warrants that all representations and warranties contained in the Loan Agreement, this Amendment and any other Loan Document to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

(h)    Each Verestar Subsidiary Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Verestar Subsidiary Guarantor is not required by the terms of the Loan Agreement or any other Loan Document to consent to the amendments of the Loan Agreement effected pursuant to this Amendment and (ii) nothing in the Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Verestar Subsidiary Guarantor to any future amendments to the Loan Agreement.

9.    Guarantor Acknowledgment.

(a)    Each of ATC GP, Inc., ATC LP, Inc., ATS/PCS, LLC, New Loma Communications, Inc., ATC Tower Services, Inc., American Tower PA LLC, UNIsite, Inc., American Tower Delaware Corporation, American Tower Management, Inc., ATC Midwest, LLC, Telecom Towers, L.L.C., Shreveport Tower Company, American Tower Trust #1, ATC South LLC, MHB Tower Rentals of America, LLC, ATC International Holding Corp., American Tower Trust #2, Kline Iron & Steel Co., Inc., Carolina Towers, Inc., ATC Mexico Holding Corp., ATC MexHold, Inc., ATC South America Holding Corp., American Tower Corporation de Mexico S. de R.L. de C.V., MATC Celular S. de R.L. de C.V., MATC Digital S. de R.L. de C.V., MATC Servicios, S. de R.L. de C.V. and Towers of America, L.L.L.P. are collectively referred to herein as the “Guarantors,” and the Guaranties executed by the Guarantors are collectively referred to herein as the “Guaranties.”

(b)    Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Loan Agreement and this Amendment. Each Guarantor hereby confirms that the Guaranty to which it is a party or otherwise bound will continue to guarantee, as the case may be, to the fullest extent possible in accordance with such Guaranty the payment and performance of all “Guarantied Obligations” under each of the Guaranties, as the case may be (in each case as such term is defined in the applicable Guaranty), including without limitation the payment and performance of all Obligations of the Borrowers now or hereafter existing under or in respect of the Loan Agreement and the Notes defined therein.

(c)    Each Guarantor acknowledges and agrees that any of the other Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity, and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Loan Agreement, this Amendment and any other Loan Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

(d)    Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Loan Agreement or any other Loan Document to consent to the amendments of the Loan Agreement effected pursuant to this Amendment and (ii) nothing in the Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Loan Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year first above written.

BORROWERS:

AMERICAN TOWER, L.P., a Delaware limited partnership

By ATC GP INC., its General Partner

By	/s/ BRADLEY E. SINGER
Name: Bradley E. Singer Title: Chief Financial Officer & Treasurer

AMERICAN TOWERS, INC., a Delaware corporation

By	/s/ BRADLEY E. SINGER
Name: Bradley E. Singer Title: Chief Financial Officer & Treasurer

TOWERSITES MONITORING, INC., a Delaware corporation

By	/s/ BRADLEY E. SINGER
Name: Bradley E. Singer Title: Chief Financial Officer & Treasurer

AMERICAN TOWER INTERNATIONAL, INC., a Delaware corporation

By	/s/ BRADLEY E. SINGER
Name: Bradley E. Singer Title: Treasurer

AMERICAN TOWER, LLC, a Delaware limited liability company

By	/s/ BRADLEY E. SINGER
Name: Bradley E. Singer Title: Chief Financial Officer & Treasurer

PARENT:	AMERICAN TOWER CORPORATION, a Delaware corporation

	By	/s/ BRADLEY E. SINGER
Name: Bradley E. Singer Title: Chief Financial Officer & Treasurer

VERESTAR:	VERESTAR, INC., a Delaware corporation

	By	/s/ RAYMOND J. O’BRIEN
Name: Raymond J. O’Brien Title: President and COO

VERESTAR SUBSIDIARY GUARANTORS:	VERESTAR INTERNATIONAL, INC.

	By	/s/ WILLIAM H. HESS
Name: William H. Hess Title: Assistant Secretary

VERESTAR NETWORKS, INC.

By	/s/ WILLIAM H. HESS
Name: William H. Hess Title: Assistant Secretary

GUARANTORS:

ATC GP, INC.

By	/s/ BRADLEY E. SINGER
Name: Bradley E. Singer Title: Chief Financial Officer & Treasurer

ATC LP, INC.

By	/s/ BRADLEY E. SINGER
Name: Bradley E. Singer Title: Chief Financial Officer & Treasurer

ATS/PCS, LLC

By	/s/ BRADLEY E. SINGER
Name: Bradley E. Singer Title: Chief Financial Officer & Treasurer

NEW LOMA COMMUNICATIONS, INC.

By	/s/ BRADLEY E. SINGER
Name: Bradley E. Singer Title: Chief Financial Officer & Treasurer

ATC TOWER SERVICES, INC.

By	/s/ BRADLEY E. SINGER
Name: Bradley E. Singer Title: Chief Financial Officer & Treasurer

AMERICAN TOWER PA LLC

By	/s/ BRADLEY E. SINGER
Name: Bradley E. Singer Title: Chief Financial Officer & Treasurer

UNISITE, INC.

By	/s/ BRADLEY E. SINGER
Name: Bradley E. Singer Title: Chief Financial Officer & Treasurer

AMERICAN TOWER DELAWARE CORPORATION

By	/s/ BRADLEY E. SINGER
Name: Bradley E. Singer Title: Chief Financial Officer & Treasurer

AMERICAN TOWER MANAGEMENT, INC.

By	/s/ BRADLEY E. SINGER
Name: Bradley E. Singer Title: Chief Financial Officer & Treasurer

ATC MIDWEST, LLC

By	/s/ BRADLEY E. SINGER
Name: Bradley E. Singer Title: Chief Financial Officer & Treasurer

TELECOM TOWERS, LLC

By	/s/ BRADLEY E. SINGER
Name: Bradley E. Singer Title: Chief Financial Officer & Treasurer

SHREVEPORT TOWER COMPANY

By	/s/ BRADLEY E. SINGER
Name: Bradley E. Singer Title: Chief Financial Officer & Treasurer

AMERICAN TOWER TRUST #1

By	/s/ BRADLEY E. SINGER
Name: Bradley E. Singer Title: Treasurer

ATC SOUTH LLC

By	/s/ BRADLEY E. SINGER
Name: Bradley E. Singer Title: Chief Financial Officer & Treasurer

MHB TOWER RENTALS OF AMERICA, LLC

By	/s/ BRADLEY E. SINGER
Name: Bradley E. Singer Title: Chief Financial Officer & Treasurer

ATC INTERNATIONAL HOLDING CORP.

By	/s/ BRADLEY E. SINGER
Name: Bradley E. Singer Title: Chief Financial Officer & Treasurer

AMERICAN TOWER TRUST #2

By	/s/ BRADLEY E. SINGER
Name: Bradley E. Singer Title: Treasurer

KLINE IRON & STEEL CO., INC.

By	/s/ WILLIAM H. HESS
Name: William H. Hess Title: Assistant Secretary

CAROLINA TOWERS, INC.

By	/s/ WILLIAM H. HESS
Name: William H. Hess Title: Assistant Secretary

ATC MEXICO HOLDING CORP.

By	/s/ WILLIAM H. HESS
Name: William H. Hess Title: Chief Financial Officer

ATC MEXHOLD, INC.

By	/s/ WILLIAM H. HESS
Name: William H. Hess Title: Chief Financial Officer

ATC SOUTH AMERICA HOLDING CORP.

By	/s/ WILLIAM H. HESS
Name: William H. Hess Title: Chief Financial Officer

AMERICAN TOWER COPORATION de MEXICO S. de R. L. de C.V.

By	/s/ WILLIAM H. HESS
Name: William H. Hess Title: Attorney-In-Fact

MATC CELULAR S. de R.L.de C.V.

By	/s/ WILLIAM H. HESS
Name: William H. Hess Title: Attorney-In-Fact

MATC DIGITAL S. de R.L.de C.V.

By	/s/ WILLIAM H. HESS
Name: William H. Hess Title: Attorney-In-Fact

MATC SERVICIOS, S. de R.L.de C.V.

By	/s/ WILLIAM H. HESS
Name: William H. Hess Title: Attorney-In-Fact

TOWERS OF AMERICA, L.L.L.P.

By	/s/ WILLIAM H. HESS
Name: William H. Hess Title: Chief Financial Officer & Treasurer

ADMINISTRATIVE AGENT AND LENDERS:	TORONTO DOMINION (TEXAS), INC., as Administrative Agent and as a Lender

	By	/s/ JIM BRIDWELL
Name: Jim Bridwell Title: Vice President

ADDISON CDO, LIMITED (#1279), as a Lender
By:	Pacific Investment Management Company, LLC, as its Investment Advisor

By

Name: Title:

ATHENA CDO, LIMITED (#1277), as a Lender
By:	Pacific Investment Management Company, LLC, as its Investment Advisor

By

Name: Title:

BEDFORD CDO, LIMITED, as a Lender
By:	Pacific Investment Management Company, LLC, as its Investment Advisor

By

Name: Title:

CAPTIVA III FINANCE LTD. (Acct 275), as a Lender As advised by Pacific Investment Management Company, LLC

By

Name: Title:

CAPTIVA IV FINANCE LTD. (Acct 1275), as a Lender As advised by Pacific Investment Management Company, LLC

By

Name: Title:

JISSEKIKUN FUNDING, LTD. (#1288), as a Lender
By:	Pacific Investment Management Company, LLC, as its Investment Advisor

By

Name: Title:

ROYALTON COMPANY (#280), as a Lender
By:	Pacific Investment Management Company, LLC, as its Investment Advisor

By

Name: Title:

SEQUILS-MAGNUM, LTD (#1280), as a Lender
By:	Pacific Investment Management Company, LLC, as its Investment Advisor

By

Name: Title:

AERIES FINANCE-II, LTD., as a Lender
By:	INVESCO Senior Secured Management, Inc., as Sub-Managing Agent

By

Name: Title:

AIM FLOATING RATE FUND, as a Lender
By:	INVESCO Senior Secured Management, Inc., As Attorney in fact

By

Name: Title:

AMARA-1 FINANCE, LTD., as a Lender
By:	INVESCO Senior Secured Management, Inc. As Financial Manager

By

Name: Title:

AMARA 2 FINANCE, LTD., as a Lender
By:	INVESCO Senior Secured Management, Inc., As Financial Manager

By

Name: Title:

AVALON CAPITAL LTD., as a Lender
By:	INVESCO Senior Secured Management, Inc., as Portfolio Advisor

By

Name: Title:

AVALON CAPITAL LTD. 2, as a Lender
By	INVESCO Senior Secured Management, Inc., as Portfolio Advisor
By

Name: Title:

CERES II FINANCE LTD., as a Lender
By	INVESCO Senior Secured Management, Inc., as Sub-Managing Agent (Financial)
By

Name: Title:

CHARTER VIEW PORTFOLIO, as a Lender
By	INVESCO Senior Secured Management, Inc., as Investment Advisor
By

Name: Title:

DIVERSIFIED CREDIT PORTFOLIO LTD., as a Lender
By	INVESCO Senior Secured Management, Inc., as Investment Advisor
By

Name: Title:

INVESCO EUROPEAN CDO I S.A., as a Lender
By	INVESCO Senior Secured Management, Inc. as Collateral Manager
By

Name: Title:

SEQUILS-LIBERTY, LTD., as a Lender
By	INVESCO Senior Secured Management, Inc., as Collateral Manager
By

Name: Title:

TRITON CDO IV, LIMITED, as a Lender
By:	INVESCO Senior Secured Management, Inc., as Investment Advisor
By

Name: Title:

AIMCO CDO SERIES 2000-A, as a Lender

By

Name: Title:

By:

Name: Title:

AIMCO CDO SERIES 2001-A, as a Lender

By

Name: Title:

By:

Name: Title:

ALLFIRST BANK, as a Lender

By:
Name: Title:

ALPHA U.S. SUBFUND II, LLC, as a Lender
By:	GoldenTree Asset Management, LP

By:	/s/ FREDERICK S. HADDAD

Name: Frederick S. Haddad Title:

GKW UNIFIED HOLDINGS, LLC, as a Lender
By:	GoldenTree Asset Management, LP

By:	/s/ FREDERICK S. HADDAD

Name: Frederick S. Haddad Title:

GOLDENTREE HIGH YIELD MASTER FUND LTD, as a Lender
By:	GoldenTree Asset Management, LP

By:	/s/ FREDERICK S. HADDAD

Name: Frederick S. Haddad Title:

APEX (TRIMARAN) CDO I, LTD., as a Lender
By:	Trimaran Advisors, L.L.C.

By:	/s/ DAVID MILLSON

Name: David Millson Title: Managing Director

ARCHIMEDES FUNDING, L.L.C., as a Lender
By:	ING Capital Advisors LLC, as Collateral Manager

By:
Name: Title:

ARCHIMEDES FUNDING II, LTD., as a Lender
By:	ING Capital Advisors LLC, as Collateral Manager

By:
Name: Title:

ARCHIMEDES FUNDING III, LTD., as a Lender
By:	ING Capital Advisors LLC, as Collateral Manager

By:
Name: Title:

ARCHIMEDES FUNDING IV (CAYMAN), LTD., as a Lender
By:	ING Capital Advisors LLC, as Collateral Manager

By:
Name: Title:

BALANCED HIGH YIELD FUND I, LTD., as a Lender
By:	ING Capital Advisors LLC, as Asset Manager

By:
Name: Title:

BALANCED HIGH YIELD FUND II, LTD., as a Lender By: ING Capital Advisors LLC, as Asset Manager

By:
Name: Title:

ENDURANCE CLO I, LTD., as a Lender c/o: ING Capital Advisors LLC, as Collateral Manager

By:
Name: Title:

ING-ORYX CLO, LTD., as a Lender By: ING Capital Advisors LLC, as Collateral Manager

By:
Name: Title:

NEMEAN CLO, LTD., as a Lender By: ING Capital Advisors LLC, as Investment Manager

By:
Name: Title:

SEQUILS-ING I (HBDGM), LTD., as a Lender By: ING Capital Advisors LLC, as Collateral Manager

By:
Name: Title:

ARES III CLO Ltd. By: ARES CLO Management LLC

By:	//JEFF MOORE//
Name: Jeff Moore Title: Vice President

ARIEL CBO, as a Lender
By:	American Express Asset Management Group Inc., as Collateral Manager

By:
Name: Title:

CALHOUN CBO LIMITED, as a Lender
By:	American Express Asset Management Group Inc., as Collateral Manager

By:
Name: Title:

CEDAR CBO, LIMITED, as a Lender
By:	American Express Asset Management Group Inc., as Collateral Manager

By:
Name: Title:

CENTURION CDO II, LTD., as a Lender
By:	American Express Asset Management Group Inc., as Collateral Manager

By:
Name: Title:

CENTURION CDO III, LIMITED, as a Lender
By:	American Express Asset Management Group Inc., as Collateral Manager

By:
Name: Title:

CENTURION CDO VI, LIMITED, as a Lender
By:	American Express Asset Management Group Inc., as Collateral Manager

By:
Name: Title:

CLARION CBO LIMITED, as a Lender
By:	American Express Asset Management Group Inc., as Collateral Manager

By:
Name: Title:

ISLES CBO LIMITED, as a Lender
By:	American Express Asset Management Group Inc., as Collateral Manager

By:
Name: Title:

SEQUILS—CENTURION V, LTD., as a Lender
By:	American Express Asset Management Group Inc., as Collateral Manager

By:
Name: Title:

BALLYROCK CDO I LIMITED, as a Lender

By:	//LISA RYMUT//
Name: Lisa Rymut Title: Assistant Treasurer

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND, as a Lender

By:	//JOHN H. COSTELLO//
Name: John H. Costello Title: Assistant Treasurer

FIDELITY DEVONSHIRE TRUST: FIDELITY EQUITY-INCOME FUND, as a Lender

By:	//JOHN H. COSTELLO//
Name: John H. Costello Title: Assistant Treasurer

FIDELITY FIXED INCOME TRUST: FIDELITY HIGH INCOME FUND, as a Lender

By:	//JOHN H. COSTELLO//
Name: John H. Costello Title: Assistant Treasurer

BANK OF AMERICA, STRATEGIC SOLUTIONS INC., as a Lender

By:	//PATRICK HONEY//
Name: Patrick Honey Title: Vice President

BANK OF MONTRÉAL, as a Lender

By:	//Z. J. SZOLDATITS//
Name: Z. J. Szoldatits Title: Director

BANKNORTH, N.A., as a Lender

By:	//NICOLAS CAUSSADE//
Name: Nicolas Caussade Title: AVP

BANK OF SCOTLAND, as a Lender

By:	//JOSEPH FRATUS//
Name: Joseph Fratus Title: First Vice President

BLACKROCK SENIOR LOAN TRUST, as a Lender

By:
Name: Title:

MAGNETITE ASSET INVESTORS, LLC, as a Lender

By:
Name: Title:

MAGNETITE ASSET INVESTORS III, LLC, as a Lender

By:
Name: Title:

TITANIUM CBO I, LTD., as a Lender

By:
Name: Title:

BAVARIA TRR CORPORATION, as a Lender

By:
Name: Title:

BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH, as a Lender

By	/s/ MARIANNE WEINZINGER
Name: Marianne Weinzinger Title: Director

By	/s/ HETAL SELARKA
Name: Hetal Selarka Title: Associate Director

BEAR STEARNS & CO. INC., as a LENDER

By	/s/ KEITH C. BARNISH
Name: Keith C. Barnish Title: Senior Managing Director

BEAR STEARNS CORPORATE LENDING INC., as a Lender

By	/s/ VICTOR BULZACCHELLI
Name: Victor Bulzacchelli Title: Authorized Agent

BEAR STEARNS INVESTMENT PRODUCTS INC., as a Lender

By	/s/ KEITH C. BARNISH
Name: Keith C. Barnish Title: Authorized Signatory

BOSTON INCOME PORTFOLIO, as a Lender
By:	Boston Management and Research as Investment Advisor

By
Name: Title:

DIVERSIFIED INVESTORS HIGH YIELD BOND FUND, as a Lender
By:	Boston Management and Research as Investment Advisor,

By
Name: Title:

EATON VANCE CDO II, LTD., as a Lender
By:	Eaton Vance Management, as Investment Advisor

By
Name: Title:

EATON VANCE CDO III, LTD., as a Lender
By:	Eaton Vance Management, as Investment Advisor

By
Name: Title:

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender
By:	Eaton Vance Management, as Investment Advisor

By
Name: Title:

EATON VANCE SENIOR INCOME TRUST, as a Lender
By:	Eaton Vance Management, as Investment Advisor

By
Name: Title:

GRAYSON & CO, as a Lender
By:	Boston Management and Research, as Investment Advisor

By
Name: Title:

HIGH INCOME PORTFOLIO, as a Lender
By:	Boston Management and Research, as Investment Advisor

By
Name: Title:

SENIOR DEBT PORTFOLIO, as a Lender
By:	Boston Management and Research, as Investment

By
Name: Title:

CALLIDUS DEBT PARTNERS CDO FUND I, LTD., as a Lender
By:	Callidus Capital Management, LLC, its Collateral Manager

By
Name: Title:

CARLYLE HIGH YIELD PARTNERS II, LTD., as a Lender

By
Name: Title:

CARLYLE HIGH YIELD PARTNERS III, LTD., as a Lender

By
Name: Title:

CARLYLE HIGH YIELD PARTNERS IV, LTD., as a Lender

By
Name: Title:

CITADEL HILL 2000 LTD., as a Lender

By	/s/ NICHOLAS A. KARSIOTIS
Name: Nicholas A. Karsiotis Title: Authorized Signatory

CITIZENS BANK OF MASSACHUSETTS, as a Lender

By	/s/ DANIEL G. EASTMAN
Name: Daniel G. Eastman Title: Senior Vice President

CLYDESDALE CLO 2001-1, LTD., as a Lender
By:	Nomura Corporate Research and Asset Management, Inc., as Collateral Manager

By
Name: Title:

COBANK, ACB, as a Lender

By
Name: Title:

CONTINENTAL ASSURANCE COMPANY on behalf of its Separate Account (E), as a Lender

By
Name: Title:

CONTINENTAL CASUALTY COMPANY, as a Lender

By
Name: Title:

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as a Lender

By:	/S/ MICHAEL R. PHELAN
Name: Michael R. Phelan Title: Executor Director

By:	/S/ ANDRÉ BLOM
Name: André Blom Title: Managing Director Credit Risk Management

CREDIT LYONNAIS NEW YORK BRANCH, AS A LENDER

By:	/s/ STEPHANE DUCROIZET
Name: Stephane Ducroizet Title: Vice President

CREDITSUISSE FIRST BOSTON, as a Lender

By:	/s/ SOVONNA DAY-GOINS
Name: SoVonna Day-Goins Title: Vice President

By:	/s/ DOREEN B. WELCH
Name: Doreen B. Welch Title: Associate

CSAM FUNDING II, as a Lender

By:
Name: Title:

By

CYPRESSTREE INVESTMENT PARTNERS I, LTD., as a Lender
By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

By:
Name: Title:

CYPRESSTREE INVESTMENT PARTNERS II, LTD., as a Lender
By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

By:
Name: Title:

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY as a Lender

By:
Name: Title:

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender

By:
Name: Title:

By:
Name: Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS f/k/a BANKERS TRUST COMPANY, as a Lender

By:	/S/ ANCA TRIFAN
Name: Anca Trifan Title: Director

DEXIA CREDIT LOCAL, as a Lender

By:
Name: Title:

By:
Name: Title:

ELC (CAYMAN) LTD., as a Lender
By:	David L. Babson & Company Inc., as Collateral Manager

By:	/s/ DAVID P. WELLS
Name: David P. Wells, CFA Title: Managing Director

ELC (CAYMAN) LTD. CDO SERIES 1999-I, as a Lender
By:	David L. Babson & Company Inc., as Collateral Manager

By:	/s/ DAVID P. WELLS
Name: David P. Wells, CFA Title: Managing Director

ELC (CAYMAN) LTD. 1999-II, as a Lender
By:	David L. Babson & Company Inc., as Collateral Manager

By:	/s/ DAVID P. WELLS
Name: David P. Wells, CFA Title: Managing Director

TRYON CLO I LTD. 2000-1, as a Lender
By:	David L. Babson & Company Inc., as Collateral Manager

By:	/s/ DAVID P. WELLS
Name: David P. Wells, CFA Title: Managing Director

ELF FUNDING TRUST III, as a Lender
By:	New York Life Investment Management, LLC, as attorney-in-fact

By:
Name: Title:

ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG, as a Lender

By:	/s/ JOHN FAY
Name: John Fay Title: Vice President, Erste Bank New York Branch

By:	/s/ BRYAN J. LYNCH
Name: Bryan J. Lynch Title: First Vice President

FC-CBO III LIMITED, as a Lender

By:
Name: Title:

FIRST DOMINION FUNDING III, as a Lender

By
Name: Title:

FLEET NATIONAL BANK, as a Lender

By
Name: Title:

FORTIS CAPITAL CORP., as a Lender

By
Name: Title:

By
Name: Title:

GALAXY CLO 1999-1, LTD., as a Lender

By:	SAI Investment Adviser, Inc., its Collateral Agent

By
Name: Title:

GE CAPITAL CFE, INC., as a Lender

By:	/s/ MOLLY S. FERGUSON
Name: Molly S. Ferguson Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ MOLLY S. FERGUSON
Name: Molly S. Ferguson Title: Manager, Operations

HARBOUR TOWN FUNDING TRUST, as a Lender

By:	/s/ DIANA M. HIMES
Name: Diana M. Himes Title: Authorized Agent

JUPITER FUNDING TRUST, as a Lender

By:	/s/ DIANA M. HIMES
Name: Diana M. Himes Title: Authorized Agent

MUIRFIELD TRADING LLC, as a Lender

By:	/s/ DIANA M. HIMES
Name: Diana M. Himes Title: Assistant Vice President

OLYMPIC FUNDING TRUST, SERIES 1999-1, as a Lender

By:	/s/ DIANA M. HIMES
Name: Diana M. Himes Title: Authorized

PPM SPYGLASS FUNDING TRUST, as a Lender

By:
Name: Title:

STANWICH LOAN FUNDING LLC, as a Lender

By:	/s/ DIANA M. HIMES
Name: Diana M. Himes Title: Assistant Vice President

WINGED FOOT FUNDING TRUST, as a Lender

By:	/s/ DIANA M. HIMES
Name: Diana M. Himes Title: Authorized Agent

HARBOURVIEW CDO II, LTD., as a Lender

By:
Name: Title:

HARBOURVIEW CDO IV, LTD., as a Lender

By:
Name: Title:

OPPENHEIMER SENIOR FLOATING RATE FUND, as a Lender

By:
Name: Title:

IBM CREDIT CORPORATION, as a Lender

By:
Name: Title:

INDOSUEZ CAPITAL FUNDIING IIA, LIMITED, as a Lender

By:
Name: Title:

INDOSUEZ CAPITAL FUNDIING III, LIMITED, as a Lender

By:
Name: Title:

ING PRIME RATE TRUST, as a Lender
By:	ING Investments, LLC, as its investment manager

By
Name: Title:

ING SENIOR INCOME FUND, as a Lender
By:	ING Investments, LLC, as its investment manager

By
Name: Title:

ML CLO XV PILGRIM AMERICA (CAYMAN) LTD., as a Lender
By:	ING Investments, LLC, as its investment manager

By
Name: Title:

ML CLO XX PILGRIM AMERICA (CAYMAN) LTD., as a Lender
By:	ING Investments, LLC, as its investment manager

By
Name: Title:

PILGRIM CLO 1999-1 LTD., as a Lender
By:	ING Investments, LLC, as its investment manager

By
Name: Title:

SEQUILS-PILGRIM I, LTD., as a Lender
By:	ING Investments, LLC, as its investment manager

By
Name: Title:

JPMORGAN CHASE BANK, as a Lender

By	/s/ JAMES L. STONE
Name: James L. Stone Title: Managing Director

KEY CORPORATE CAPITAL INC., as a Lender

By	/s/ LAURA E. THOZESKI
Name: Laura E. Thozeski Title: Assistant Vice President

KZH CYPRESSTREE-1 LLC, as a Lender

By
Name: Title:

KZH ING-2 LLC, as a Lender

By
Name: Title:

KZH ING-3 LLC, as a Lender

By
Name: Title:

KZH STERLING LLC, as a Lender

By
Name: Title:

KZH SOLEIL LLC, as a Lender

By	/s/ HI HUA
Name: Hi Hua Title: Authorized Agent

KZH SOLEIL-2 LLC, as a Lender

By	/s/ HI HUA
Name: Hi Hua Title: Authorized Agent

KZH RIVERSIDE LLC, as a Lender

By	/s/ HI HUA
Name: Hi Hua Title: Authorized Agent

LANDMARK CDO LIMITED, as a Lender
By:	Aladdin Asset Management LLC, as Manager

By
Name: Title:

LCM I LIMITED PARTNERSHIP, as a Lender
By:	Lyon Capital Management LLC, as Attorney in Fact

By
Name: Title:

LEHMAN COMMERCIAL PAPER, as a Lender

By:	/S/ G. ROBERT BERZINS
Name: G. Robert Berzins Title: Vice President

SYNDICATED LOAN FUNDING TRUST, as a Lender
By:	Lehman Commercial Paper, Inc., Not in its individual capacity but solely as Asset Manager

By:
Name: Title:

MADISON AVENUE CDO I, LTD, as a Lender
By:	Metropolitan Life Insurance Company, as Collateral Manager

By:	/s/ DAVID W. FARRELL
Name: David W. Farrell Title: Director

MADISON AVENUE CDO III, LTD, as a Lender
By:	Metropolitan Life Insurance Company, as Collateral Manager

By:	/s/ DAVID W. FARRELL
Name: David W. Farrell Title: Director

METROPOLITAN LIFE INSURANCE COMPANY, as a Lender

By:	/s/ SUSAN M. GARRED
Name: Susan M. Garred Title: Director

MASTER SENIOR FLOATING RATE TRUST, as Lender.

By:	/s/ GREG SPENCER
Name: Greg Spencer Title: Authorized Signatory

DEBT STRATEGIES FUND, INC., as Lender

By:	/s/ GREG SPENCER
Name: Greg Spencer Title: Authorized Signatory

LONGHORN CDO (CAYMAN) LTD., as a Lender
By:	Merrill Lynch Investment Managers, as Investment Advisor

By:	/s/ GREG SPENCER
Name: Greg Spencer Title: Authorized Signatory

LONGHORN CDO II, LTD., as a Lender
By:	Merrill Lynch Investment Managers, L.P., as Investment Advisor

By:	/s/ GREG SPENCER
Name: Greg Spencer Title: Authorized Signatory

MERRILL LYNCH PRIME RATE PORTFOLIO, as a Lender
By:	Merrill Lynch Investment Managers, L.P., as Investment Advisor, as Lender

By:	/s/ GREG SPENCER
Name: Greg Spencer Title: Authorized Signatory

MERRILL LYNCH GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO, as Lender
By:	Merrill Lynch Investments Managers, L.P., as Investment Advisor

By:	/s/ GREG SPENCER
Name: Greg Spencer Title: Authorized Signatory

MERRILL LYNCH CREDIT PRODUCTS LLC, as Lender

By:
Name: Title:

SENIOR HIGH INCOME PORTFOLIO, INC., as a Lender

By:	/s/ GREG SPENCER
Name: Greg Spencer Title: Authorized Signatory

MIZUHO CORPORATE BANK, LTD., as a Lender

By:
Name: Title:

MORGAN STANLEY PRIME INCOME TRUST, as a Lender

By:
Name: Title:

MOUNTAIN CAPITAL CLO I, LTD., as a Lender

By:
Name: Title:

MOUNTAIN CAPITAL CLO II, LTD., as a Lender

By:
Name: Title:

NATEXIS BANQUES POPULAIRES, as a Lender

By:	/s/ CYNTHIA E. SACHS
Name: Cynthia E. Sachs Title: VP, Group Manager

ARES III CLO Ltd.
By:	ARES CLO Management LLC

By:	/s/ MICHAEL T. PELLERITO
Name: Michael T. Pellerito Title: Vice President

NATIONAL CITY BANK, as a Lender

By:	/s/ JON W. Peterson
Name: Jon W.Peterson Title: Senior Vice President

,

NIB CAPITAL BANK N.V., as a Lender

By

Name: Title:

By

Name: Title:

NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, as a Lender

By

Name: Title:

OCTAGON INVESTMENT PARTNERS II, LLC, as a Lender By: Octagon Credit Investors, LLC, as sub-investment manager

By

Name: Title:

OCTAGON INVESTMENT PARTNERS III, LTD., as a Lender By: Octagon Credit Investors, LLC, as Portfolio Manager

By

Name: Title:

OCTAGON INVESTMENT PARTNERS IV, LTD., as a Lender By: Octagon Credit Investors, LLC, as Collateral Manager

By

Name: Title:

PACIFICA PARTNERS I, L.P., as a Lender By: Imperial Credit Asset Management, as its Investment Manager

By:	/s/ SEAN WALKER
Name: Sean Walker Title: SVP

PACIFICA CDO II, LTD. By: Alcentra Inc., as its Investment Manager

By:	/s/ SEAN WALKER
Name: Sean Walker Title: SVP

PRESIDENT & FELLOWS OF HARVARD COLLEGE, as a Lender
By: By:	Regiment Capital Management, LLC, as its Investment Advisor Regiment Capital Advisors, LLC, its Manager and pursuant to delegated authority

By

Name: Title:

REGIMENT CAPITAL LTD. as a Lender
By: By:	Regiment Capital Management, LLC, as its Investment Advisor Regiment Capital Advisors, LLC, its Manager and pursuant to delegated authority

By

Name: Title:

ROBECO CDO II, LTD., as a Lender

By

Name: Title:

ROYAL BANK OF CANADA, as a Lender

By:	/s/ JOHN M. CRAWFORD
Name: John M. Crawford Title: Sr. Manager

SANKATY ADVISORS, LLC, as Collateral Manager for BRANT POINT II CBO 2000-1, LTD., as Term Lender

By:	/s/ DIANE J. EXTER
Name: Diane J. Exter Title: Managing Director Portfolio Manager

SANKATY ADVISORS, LLC, as Collateral Manager for CASTLE HILL I- INGOTS, LTD., as Term Lender

By:	/s/ DIANE J. EXTER
Name: Diane J. Exter Title: Managing Director Portfolio Manager

SANKATY ADVISORS, LLC, as Collateral Manager for CASTLE HILL II- INGOTS, LTD., as Term Lender

By:	/s/ DIANE J. EXTER
Name: Diane J. Exter Title: Managing Director Portfolio Manager

SANKATY ADVISORS, LLC, as Collateral Manager for GREAT POINT CLO 1999-1 LTD., as Term Lender

By:	/s/ DIANE J. EXTER
Name: Diane J. Exter Title: Managing Director Portfolio Manager

SANKATY ADVISORS, LLC, as Collateral Manager for RACE POINT CLO, LIMITED, as Term Lender

By:	/s/ DIANE J. EXTER
Name: Diane J. Exter Title: Managing Director Portfolio Manager

SANKATY ADVISORS, LLC, as Collateral Manager for RACE POINT II CLO, LIMITED, as Term Lender

By:	/s/ DIANE J. EXTER
Name: Diane J. Exter Title: Managing Director Portfolio Manager

SANKATY HIGH YIELD PARTNERS II, L.P., as a Lender

By:	/s/ DIANE J. EXTER
Name: Diane J. Exter Title: Managing Director Portfolio Manager

SANKATY HIGH YIELD PARTNERS III, L.P., as a Lender

By:	/s/ DIANE J. EXTER
Name: Diane J. Exter Title: Managing Director Portfolio Manager

SANKATY ADVISORS, INC., as Collateral Manager for BRANT POINT CBO 1999-1, LTD., as Term Lender

By:	/s/ DIANE J. EXTER
Name: Diane J. Exter Title: Managing Director Portfolio Manager

SEABOARD CLO 2000 LTD, as a Lender

By:
Name: Title:

SENECA CBO II, L.P., as a Lender

By:
Name: Title:

SENECA CBO III, LIMITED, as a Lender

By:
Name: Title:

SEQUILS—Cumberland I, Ltd., as a Lender
By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ MARK E. WITTNEBEL
Name: Mark E. Wittnebel Title: Senior Vice President

ROSEMONT CLO, Ltd., as a Lender
By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ MARK E. WITTNEBEL
Name: Mark E. Wittnebel Title: Senior Vice President

BRYN MAWR CLO, Ltd., as a Lender
By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ MARK E. WITTNEBEL
Name: Mark E. Wittnebel Title: Senior Vice President

FOREST CREEK CLO, Ltd., as a Lender
By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ MARK E. WITTNEBEL
Name: Mark E. Wittnebel Title: Senior Vice President

SIERRA CLO I, LTD., as a Lender
By:	Centre Pacific LLC

By:	/s/ KEVIN HICKAM
Name: Kevin Hickam Title: Managing Director

SUNTRUST BANK, as a Lender

By:	/s/ WILLIAM C. WASHBURN, JR.
Name: William C. Washburn, Jr. Title: Vice President

TEXTRON FINANCIAL CORPORATION, as a Lender

By:	/s/ MATTHEW J. COLGAN
Name: Matthew J. Colgan Title: Vice President

THE BANK OF NEW YORK, as a Lender

By:	/s/ STEVEN J. CORRELL
Name: Steven J. Correll Title: Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ PAUL A. WEISSENBERGER
Name: P. A. Weissenberger Title: Authorized Signatory

THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Lender

By:
Name: Title:

TRS ECLIPSE LLC, as a Lender

By:
Name: Title:

TRUMBULL THC, LTD., as a Lender

By:	/s/ STACEY MALEK
Name: Stacey Malek Title: Attorney In Fact

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:	/s/ PETER C. CONNOY
Name: Peter C. Connoy Title: Senior Vice President

UBS AG, STAMFORD BRANCH, as a Lender

By:
Name: Title:

VAN KAMPEN CLO I, LIMITED, as a Lender
By:	Van Kampen Management, Inc., as Collateral Manager

By:
Name: Title:

VAN KAMPEN CLO II, LIMITED, as a Lender
By:	Van Kampen Management, Inc., as Collateral Manager

By:
Name: Title:

VAN KAMPEN SENIOR INCOME TRUST, as a Lender
By:	Van Kampen Investment Advisory Corp.

By:
Name: Title:

WACHOVIA BANK, N. A., as a Lender

By:
Name: Title:

WASHINGTON MUTUAL BANK, as a Lender

By:
Name: Title:

WEBSTER BANK, as a Lender

By:
Name: Title:

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